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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.  20549


                                       FORM 8-K


                                    CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                     ACT OF 1934


                   Date of Report (Date of earliest event reported)


                                    April 23, 1998


                                  ROSS SYSTEMS, INC.
                (Exact name of registrant as specified in its charger)


                                      CALIFORNIA
            (State or other jurisdiction of incorporation or organization)


               0-19092                              94-2170198
        (Commission File Number)      (I.R.S. Employer Identification Number)


                            2 Concourse Parkway, Suite 800
                                ATLANTA, GEORGIA 30328
                       (Address of principal executive offices)


                                    (770) 351-9600
                 (Registrant's telephone number, including area code)


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                                  ROSS SYSTEMS, INC.
                                       FORM 8-K
                                    APRIL 23, 1998


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (c)  EXHIBITS  (in accordance with Item 601 of Regulation S-K)

          4.1 Warrant Exercise Notice between Ross Systems, Inc. (the "Company") and Fletcher International Limited, a Cayman Islands company ("Fletcher"), dated April 23, 1998.

          4.2 Conversion Notice between the Company and Fletcher dated April 24, 1998.


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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

     WARRANT EXERCISE AND CANCELLATION. On April 23, 1998, Ross Systems, Inc., a California corporation (the "Company"), issued and sold 353,000 shares of its Common Stock (the "Common Shares") to Fletcher International Limited, a Cayman Islands company ("Fletcher"), upon the exercise of a warrant to purchase 640,000 shares of the Company's Common Stock (the "Warrant") issued by the Company to Fletcher on July 3, 1996. The Company and Fletcher also agreed to cancel the remaining 287,000 shares of Common Stock subject to the Warrant (the "Cancellation"). The issuance of the Common Shares and the Cancellation were agreed to by the parties pursuant to the Warrant Exercise Notice filed as
Exhibit 4.1 to this Current Report on Form 8-K.

     The aggregate exercise price for the Common Shares paid by the Company to Fletcher was $1,141,946, representing a per share exercise price of $3.234975. The Company and Fletcher agreed to reduce the exercise price from that set forth in the warrant certificate, dated July 3, 1996, representing the Warrant in consideration for the Cancellation.

     CONVERSION OF PREFERRED STOCK. On April 24, 1998, the Company issued and sold 286,633 shares of its Common Stock (the "Conversion Shares") to Fletcher upon the conversion of 107 shares of Series E Preferred Stock issued and sold by the Company to Fletcher on January 6, 1997. Because this transaction involved the exchange of one security for another security, no additional consideration was paid by Fletcher to the Company.

     The sales and issuances of securities in the transactions described above were deemed to be exempt from registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance upon Regulation S promulgated under the Securities Act, as offers and sales of equity securities by a domestic issuer outside the United States. In connection with the issuance of the Common Shares, Fletcher represented that it is not a "U.S. person" (as defined in Rule 902 of Regulation S) and that the Warrant is not being exercised within the United States, and both the Company and Fletcher have instituted procedures to ensure that the Common Shares will not be delivered within the United States. Throughout its relationship with the Company, Fletcher had adequate access to information about the Company.


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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                   ROSS SYSTEMS, INC.

Date:  May 6, 1998                 /s/ DENNIS V. VOHS
                                   -------------------------------------
                                   Dennis V. Vohs
                                   President and Chief Executive Officer


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                                  ROSS SYSTEMS, INC.

                                 Report on Form 8-K
                                dated April 23, 1998



                                  INDEX TO EXHIBITS


EXHIBIT
NUMBER                   EXHIBIT NAME
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     4.1  Warrant Exercise Notice between Ross Systems, Inc. (the "Company")
          and Fletcher International Limited, a Cayman Islands company ("Fletcher"), dated April 23, 1998.

     4.2  Conversion Notice between the Company and Fletcher dated April 24,
          1998.


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